UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2013, we issued a press release announcing our financial results for the quarter and year ended December 31, 2012. A copy of our press release announcing our earnings results for the quarter and year ended December 31, 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Jarden Corporation (the “Company”) has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of adjusted gross margin, segment earnings, adjusted net income, adjusted basic and diluted earnings per share, adjusted net interest expense, adjusted income tax provision, adjusted selling, general and administrative costs and organic net sales growth. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Additionally, the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill, intangibles and other assets, certain net reorganization costs, acquisition-related and other costs, transaction and integration costs, non-cash Venezuela hyperinflationary and devaluation charges, gains and losses as a result of currency fluctuations, gain on the sale of a domestic business, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures anticipated to be discussed during our February 14, 2013 earnings conference call to the most directly comparable financial measure in accordance with GAAP. EBITDA is expected to be presented in the earnings conference call because the Company’s credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company’s EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates. Adjusted EBITDA (“Segment Earnings”), excluding net reorganization costs, acquisition-related and other costs, non-recurring items, the elimination of manufacturer’s profit in inventory, inventory write-offs, non-cash impairment charges of goodwill, intangibles and other assets, duplicative administrative costs, non-cash stock-based compensation costs, loss on early extinguishment of debt and non-cash original issue discount amoritization, as applicable, is expected to be presented in the earnings conference call because it is a basis upon which the Company’s management has assessed its financial performance in the years presented. Organic net sales growth, net sales growth excluding the impacts of foreign exchange, certain acquisitions and exited business from year over year comparisons, is expected to be presented in the earnings conference call because the Company believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis and it is one of the measures management of the Company uses to analyze operating performance. Additionally, the Company uses non-GAAP financial measures because the Company’s credit agreement provides for certain adjustments in calculations used for determining whether the Company is in compliance with certain credit agreement covenants, including, but not limited to, adjustments relating to non-cash purchase accounting adjustments, non-cash impairment charges of goodwill, intangibles and other assets, certain net reorganization costs, acquisition-related and other costs, transaction and integration costs, non-cash Venezuela hyperinflationary and devaluation charges, gains and losses as a result of currency fluctuations, gain on the sale of a domestic business, non-cash stock-based compensation costs, loss on early extinguishment of debt, non-cash original issue discount amortization and other items.

The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On February 14, 2013, the Company also issued a press release announcing that its Board of Directors had declared a three-for-two stock split (“Stock Split”) on the Company’s common stock to be effected in the form of a stock dividend of one additional share of common stock for every two shares of common stock payable on or about March 18, 2013, to holders of record as of the close of business on February 25, 2013. No fractional shares will be issued in connection with the Stock Split. In lieu of fractional shares, stockholders will receive a cash payment based on the average of the high and low sales prices of the common stock on the record date. Stockholders with shares held in book-entry form or through a bank, broker or other nominee are not required to take any action and will see the impact of the Stock Split reflected in their accounts after March 18, 2013. Beneficial holders may contact their bank, broker or nominee for more information. In connection with the Stock Split the Company hereby gives notice of the adjustment to the conversion rate for the Company’s 1 7/8% Senior Subordinated Convertible Notes due 2018 (the “Notes”) from 14.1152 shares of the Company’s common stock per $1,000 principal amount of Notes to 21.1728 shares of the Company’s common stock per $1,000 principal amount of Notes. The information disclosed under this Item 7.01, including Exhibit 99.3 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are furnished herewith as part of this report:

Exhibit	Description

99.1	Press Release of Jarden Corporation, dated February 14, 2013, with respect to our financial results for the quarter and year ended December 31, 2012 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

99.3	Press Release of Jarden Corporation, dated February 14, 2013, with respect to the announcement of the Company’s 3-for 2 stock split (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2013

JARDEN CORPORATION

By:	/s/ James L. Cunningham III
Name:	James L. Cunningham III
Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Jarden Corporation, dated February 14, 2013, with respect to our financial results for the quarter and year ended December 31, 2012 (furnished only).

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished only).

99.3	Press Release of Jarden Corporation, dated February 14, 2013, with respect to the announcement of the Company’s 3-for 2 stock split (furnished only).